SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 1, 2004 (April 1, 2004)




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

            Delaware                                62-1040440
   (State or other jurisdiction                   (IRS employer
         of incorporation)                        identification No.)
                                   000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000





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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

Exhibit No.                            Description
-----------                            -----------
99.1                       Press Release dated April 1, 2004.


Item 12.  Results of Operations and Financial Condition.


On April 1, 2004, Delta and Pine Land Company ("D&PL") issued a press release reporting its results of operations and financial condition for the second quarter and six months ended February 29, 2004. This press release is attached as Exhibit 99.1.

Additionally, executive management will discuss D&PL's second quarter and six month earnings during a conference call to be held April 1, 2004 at 11 a.m. ET/10 a.m. CT. All interested parties are invited to listen to the conference call by dialing 888-270-8028 (International, 706-679-0236), pass code 6388689.
Live audio of the conference call will also be accessible at www.vcall.com. Also, refer to D&PL's Investor Relations section in its News and Events section of its Internet site at www.deltaandpine.com for further instructions about accessing the conference call.

Information in this report, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.















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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           DELTA AND PINE LAND COMPANY


Date:     April 1, 2004        /s/ R.D. Greene
                               -----------------------------------------------
                               R. D. Greene,
                               Vice President - Finance, Treasurer and
                               Assistant Secretary